UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2021

COLUMBUS MCKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 Crosspoint Parkway	Getzville	NY	14068
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number including area code: (716) 689-5400

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Columbus McKinnon Corporation (the “Company”) filed a Current Report on Form 8-K (“Form 8-K”) on April 8, 2021, reporting, among other things, the Company’s acquisition of Dorner Mfg. Corp. (“Dorner”). The acquisition of Dorner is referred to as the “Acquisition” throughout this document. The Company did not file financial statements of Dorner or any pro forma financial information at that time in accordance with the authority granted within Item 9.01(a) of Form 8-K. The Company is amending its previously filed Form 8-K and is now filing the audited financial statements of Precision Acquisition MidCo, Inc., which is the indirect parent entity of Dorner, as of and for the years ended September 30, 2020 and September 30, 2019, unaudited financial statements of Precision Acquisition MidCo, Inc. for the three months ended December 31, 2020 and December 31, 2019 and as of December 31, 2020, and the pro forma financial information of the Company giving effect to the acquisition of Dorner, required by Items 9.01(a) and 9.01(b) of Form 8-K. The Company therefore hereby amends the following items of its Form 8-K filed April 8, 2021, as follows :

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements for Businesses Acquired.

The audited financial statements of Precision Acquisition MidCo, Inc. as of and for the years ended September 30, 2020 and September 30, 2019 are furnished as Exhibit 99.1 hereto and incorporated in their entirety herein by reference. The unaudited financial statements of Precision Acquisition MidCo, Inc. for the three months ended December 31, 2020 and December 31, 2019 and as of December 31, 2020 are furnished as Exhibit 99.2 hereto and incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information for the twelve months ended March 31, 2020 and as of and for the nine months ended December 31, 2020, is furnished as Exhibit 99.3 hereto and incorporated in its entirety herein by reference.

(c)	Shell Company Transactions - Not Applicable

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

23.1	Consent of Independent Certified Public Accountants

99.1	Audited financial statements of Precision Acquisition MidCo, Inc. and Subsidiaries as of and for the years ended September 30, 2020 and September 30, 2019

99.2	Unaudited condensed consolidated financial statements of Precision Acquisition MidCo, Inc. and Subsidiaries for the three months ended December 31, 2020 and December 31, 2019 and as of December 31, 2020

99.3	Unaudited pro forma condensed combined financial statements of the Company giving effect to the acquisition of Dorner as of and for the twelve months ended March 31, 2020 and for the nine months ended December 31, 2020

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: April 20, 2021